EXHIBIT 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT dated as of August 23, 2013 (this “Amendment”), is made by and among WESTERN DIGITAL TECHNOLOGIES, INC., a Delaware corporation (the “US Borrower”), WESTERN DIGITAL IRELAND, LTD., an exempted company incorporated under the laws of the Cayman Islands (the “Cayman Borrower” and together with the US Borrower, the “Borrowers”), WESTERN DIGITAL CORPORATION, a Delaware corporation (“Holdings”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, on behalf of itself and the lenders from time to time party to the Credit Agreement (defined below) (collectively, the “Lenders” and individually, a “Lender”).

RECITALS:

A.The Borrowers, Holdings, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of March 8, 2012 (as amended hereby and as from time to time hereafter amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B.The Borrower has requested that the Administrative Agent agree, on behalf of the Lenders pursuant to the provisions of Section 11.01 of the Credit Agreement permitting amendments with respect to any “inconsistency, error or omission of a technical or immaterial nature” to be made by the Administrative Agent without separate consent of the Lenders, to amend certain provisions of the Credit Agreement as set forth below.

C.Subject to the terms and conditions set forth below, the Administrative Agent is willing so to amend the Credit Agreement.

In furtherance of the foregoing, the parties agree as follows:

Section 1.    AMENDMENTS. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Credit Agreement is amended as follows:

(a)    A new definition of “Fiscal Quarter End Date” is hereby added to Section 1.01 of the Credit Agreement in proper alphabetical order to read in its entirety as follows:

“‘Fiscal Quarter End Date’ means the last day of each fiscal quarter of Holdings, which shall be September 27, 2013, December 27, 2013, March 28, 2014, June 27, 2014, October 3, 2014, January 2, 2015, April 3, 2015, July 3, 2015, October 2, 2015, January 1, 2016, April 1, 2016, July 1, 2016, September 30, 2016 and December 30, 2016, and such other later dates, if applicable, as may be communicated by Holdings to the Administrative Agent; provided that in each case if such day is not a Business Day, the Fiscal Quarter End Date shall be the immediately preceding Business Day.”

(b)    The definition of “Interest Payment Date” contained in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “the last Business Day of each March, June, September and December” with the words “on each Fiscal Quarter End Date”.

(c)    Subsections (c) and (d) of Section 2.07 of the Credit Agreement are each hereby amended by replacing the words “the last Business Day of each March, June, September and December” in each such subsection with the words “each Fiscal Quarter End Date” in each such place.

(d)    Subsection (a) of Section 2.09 of the Credit Agreement is hereby amended by replacing the words “the last Business Day of each March, June, September and December” in such subsection with the words “each Fiscal Quarter End Date”.

The amendments to the Credit Agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement are intended to be affected hereby.

Section 2.    CONDITIONS PRECEDENT. The parties hereto agree that the amendments set forth in Section 1 above shall be effective upon (a) the receipt by the Administrative Agent of a counterpart of this Amendment, duly executed and delivered by Holdings and each Borrower and (b) a fully-executed version of this Amendment having been made available to the Lenders for review for a period of at least ten Business Days without any objection thereto by the Required Lenders in writing, as provided in Section 11.01 of the Credit Agreement.

Section 3.    REPRESENTATIONS AND WARRANTIES.

(a)    In order to induce the Administrative Agent, on behalf of the Lenders, to enter into this Amendment, Holdings and each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(i)    The representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) as of such earlier date, and except that for purposes of this Section 3(a)(i), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (b) and (a), respectively, of Section 6.09 of the Credit Agreement.

(ii)    No Default or Event of Default has occurred and is continuing prior to the effectiveness of, or will exist after giving effect to, this Amendment.

(b)    In order to induce the Administrative Agent, on behalf of the Lenders, to enter into this Amendment, Holdings and each Borrower represents and warrants to the Administrative Agent and the Lenders that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, subject to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors and (ii) general principles of equity, regardless of whether applied in proceedings in equity or at law.

Section 4.    MISCELLANEOUS

(a)    Ratification and Confirmation of Loan Documents. Each of Holdings and each Borrower hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies, on behalf of itself and its Subsidiaries that are Loan Parties, in all respects the Loan Documents to which such Person or its Subsidiaries that are Loan Parties is a party (including without limitation, with respect to each Guarantor, the continuation of its payment and performance obligations under the applicable Guaranty upon and after the effectiveness of the amendments contemplated hereby).

(b)    Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(c)    Governing Law; Waiver of Jury Trial. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of Sections 11.14 and 11.15 of the Credit Agreement.

(d)    Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

(e)    Entire Agreement. This Amendment shall constitute a Loan Document, and together with the other Loan Documents sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Loan Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Loan Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in a writing signed by the Administrative Agent for such purpose.

(f)    Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(g)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Holdings, each Borrower, each Guarantor, the Administrative Agent, each Lender, the L/C Issuer and their respective successors and assigns (subject to Section 11.01 of the Credit Agreement).

[Signature pages follow.]
The following parties have caused this Amendment No. 1 to Credit Agreement to be executed as of the date first written above.

WESTERN DIGITAL TECHNOLOGIES, INC., as the US Borrower and Guarantor

By:     /s/ Wolfgang Nickl
Name:     Wolfgang Nickl

Title:	Executive Vice President and Chief Financial Officer
WESTERN DIGITAL IRELAND, LTD., as the Cayman Borrower

By:     /s/ Wolfgang Nickl
Name:     Wolfgang Nickl
Title:     Director and Chief Financial Officer
WESTERN DIGITAL CORPORATION, as Holdings and Guarantor

By:     /s/ Wolfgang Nickl
Name:     Wolfgang Nickl

Title:	Executive Vice President and Chief Financial Officer
BANK OF AMERICA, N.A., as
Administrative Agent

By:     /s/ Joan Mok
Name:      Joan Mok
Title:     Vice President